UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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SKILLZ INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Skillz Inc. (the “Company” or “Skillz”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2021 on May 26, 2021, at 9:00 a.m. Pacific Time. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the meeting by logging in to the website listed above using the 16-digit control number included, which can be found in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.

We have included with this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Skillz from documents we have filed with the Securities and Exchange Commission (the “SEC”).

We are delivering our proxy statement and annual report pursuant to the SEC rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders’ receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about April 14, 2021, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.

You are being asked at the Annual Meeting to elect directors named in this proxy statement and to ratify the retention of Ernst & Young LLP as our independent registered public accounting firm.

We encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and in accordance with the recommendations of the Board of Directors on the other proposals by following the voting instructions contained in the proxy statement.

Sincerely,

Andrew Paradise
Chief Executive Officer and Chairman of the Board

This proxy statement is dated April 14, 2021 and is first being made available to stockholders on April 14, 2021.

P.O. Box 445
San Francisco, California 94104

NOTICE OF 2021 ANNUAL MEETING
OF STOCKHOLDERS

To Be Held on May 26, 2021

Time and Date:

Wednesday, May 26, 2021, at 9:00 a.m. Pacific Time (the “Annual Meeting”)

Online check-in will be available beginning at 8:30 a.m. Pacific Time. Please allow ample time for the online check-in process.

Place:

This year’s Annual Meeting will be held through a virtual web conference at www.virtualshareholder
meeting.com/SKLZ2021.

To participate in the Annual Meeting, you will need your 16-digit control number, which can be found in your Notice of Internet Availability of the Proxy Materials, on your proxy card, or any additional voting instructions accompanying these proxy materials.

Record Date:	April 1, 2021 (the “Record Date”)

Items to be Voted On:

1.

To elect the following seven nominees to the Board of Directors (the “Board”): Andrew Paradise, Casey Chafkin, Christopher S. Gaffney, Harry E. Sloan, Jerry Bruckheimer, Kent Wakeford and Vandana Mehta-Krantz (Proposal One);

2. To ratify the retention of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two); and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How to Vote:	IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL OR VIA THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Our Board has fixed the close of business on April 1, 2021 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Charlotte Edelman

VP of Legal and Secretary

Date: April 14, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 26, 2021.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials to certain of our stockholders. This Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

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ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2022 or until their successors, if any, are elected or appointed. Our Third Amended and Restated Certificate of Incorporation (“Charter”) and Amended and Restated Bylaws (“Bylaws”) provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees.

All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Name	Position	Audit Committee	Compensation Committee	Nominating Committee
Andrew Paradise	Chief Executive Officer and Chairman of the Board			C
Casey Chafkin	Chief Revenue Officer and Director			X
Christopher S. Gaffney	Independent Director	X
Harry E. Sloan	Director
Jerry Bruckheimer	Independent Director
Kent Wakeford	Independent Director	X	C	X
Vandana Mehta-Krantz	Independent Director	C	X

“C” = Chair of Committee

“X” = Member of Committee

Biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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DIRECTORS AND MANAGEMENT

Director Biographical Information

The names of our directors, certain biographical information about our directors, and the experiences, qualifications, attributes or skills that the Nominating Committee considered when recommending the directors for nomination, are set forth below. Ages are as of April 1, 2021.

ANDREW PARADISE Chief Executive Officer and Chairman of the Board Age: 38 Board Committees: ● Nominating Committee (Chair)	Mr. Paradise is the CEO, Chairman of the Board and founder of Skillz. Mr. Paradise has grown Skillz into a leading mobile games platform for fair, fun, and meaningful competition, backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Mr. Paradise is a thought leader, inventor, and serial entrepreneur with a successful track record. Prior to Skillz, Mr. Paradise founded AisleBuyer, which was best known for pioneering mobile self-checkout prior to its sale to Intuit (NASDAQ: INTU) in 2012. Mr. Paradise has been the founding inventor behind companies in different technology sectors ranging from eCommerce to image recognition to HR technology. He is a regular contributor to Forbes and has been featured in outlets such as The Wall Street Journal, BBC, Bloomberg, Fast Company, CNBC and was named to the San Francisco Business Times’ 40 Under 40 Class of 2018. Mr. Paradise’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.

CASEY CHAFKIN Chief Revenue Officer and Director Age: 36 Board Committees: ● Nominating Committee	Mr. Chafkin is the Chief Revenue Officer, Director and co-founder of Skillz. Mr. Chafkin has grown Skillz into a leading mobile games platform for fair, fun and meaningful competition, backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Prior to Skillz, Mr. Chafkin was the VP of Business Development for AisleBuyer (now Intuit GoPayment). Mr. Chafkin received his B.S. in economics from Duke University and his MBA from Harvard Business School. As a leader, entrepreneur, and co-founder, Mr. Chafkin has been featured in outlets such as CNBC, VentureBeat, and Silicon Valley Business Journal. Mr. Chafkin’s leadership and business experience, along with his experience in the industry make him a valued member of the Board.

CHRISTOPHER F. GAFFNEY Director Age: 58 Board Committees: ● Audit Committee	Mr. Gaffney has been an independent director of Skillz since March 2021. Mr. Gaffney co-founded Great Hill Partners, a private equity firm, in 1998 and serves as a Managing Partner. Over the course of his more than 30 year career in private equity, Mr. Gaffney has served on 45 boards and participated in over 50 acquisitions. Mr. Gaffney currently serves on the boards of directors of the following private companies: Terminus (a sales orchestration software provider), Varicent Software Inc. (a sales performance management software company), Intapp, Inc. (a professional services firm management software company), Enterprise DB (a provider of open-source database software), G/O Media, Inc. (a digital media company), Ikon Science (an oil and gas software company), Mission (an AWS Premier Consulting Partner and Managed Cloud Service Provider), Evolve IP (a cloud solutions provider), Paradox (an HR artificial intelligence company) and Locus Robotics (a robotic process automation company). He also serves on the board of Special Olympics of Massachusetts. Mr. Gaffney earned a B.S. in economics and accounting from Boston College. Mr. Gaffney’s acquisition experience, board experience and experience in technology companies make him a valued member of the Board.

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HARRY E. SLOAN Director Age: 70 Board Committees: None

Mr. Sloan has been a director of Skillz since December 2020 and was the Chief Executive Officer and Chairman of Flying Eagle Acquisition Corporation (“FEAC”) from January 2020 until December 2020. Most recently, Mr. Sloan was a founding investor of Diamond Eagle Acquisition Corp. (Nasdaq: DEAC), which raised $400 million in its initial public offering in May 2019. Mr. Sloan previously served as chairman and chief executive officer of Silver Eagle Acquisition Corp. from April 2013 until the consummation of its initial business combination in March 2015 with Videocon d2h Limited (“Videocon”) (Nasdaq: VDTH). From May 2016 to April 2018, Mr. Sloan served on the board of directors of Videocon, where he was a member of its Nomination, Remuneration and Compensation Committee. Mr. Sloan also served as chairman and chief executive officer of Global Eagle Acquisition Corp. from February 2011 until the consummation of its business combination in January 2013, and he remains a director of the combined company, Global Eagle Entertainment Inc. From October 2005 to August 2009, Mr. Sloan served as chairman and chief executive officer of Metro-Goldwyn-Mayer, Inc., or MGM, a motion picture, television, home entertainment, and theatrical production and distribution company, and thereafter continued as non-executive chairman until December 2010. MGM filed for bankruptcy protection in 2010. From 1990 to 2002, Mr. Sloan was chairman and chief executive officer of SBS Broadcasting, S.A. (“SBS”) (Nasdaq: SBTV), a European broadcasting group, operating commercial television, premium pay channels, radio stations and related print businesses in Western and Central and Eastern Europe, which he founded in 1990 and continued as executive chairman until 2005. In 1999, SBS became the largest shareholder of Lions Gate Entertainment Corp., or Lions Gate, an independent motion picture and television production company. Mr. Sloan served as chairman of the board of Lions Gate from April 2004 to March 2005. From 1983 to 1989, Mr. Sloan was co-chairman of New World Entertainment Ltd., an independent motion picture and television production company. In January 2011, Mr. Sloan joined the board of Promotora de Informaciones, S.A. (“PRISA”) (NYSE: PRIS), Spain’s largest media conglomerate which owns El Pais, the leading newspaper in the Spanish-speaking world, as well as pay television, radio and digital properties. Since 1999, he served on the board of ZeniMax Media Inc. (“ZeniMax”), an independent producer of interactive gaming and web content, that was acquired by Microsoft in 2020 for $7.5 billion. He currently serves on the UCLA Anderson School of Management Board of Visitors and the Executive Board of UCLA Theatre, Film and Television. Mr. Sloan received his B.A. from UCLA and J.D. from Loyola Law School. Mr. Sloan’s leadership experience, industry experience and experience with special purpose acquisition companies make him a valued member of the Board.

Mr. Sloan was nominated as a director pursuant to that certain Director Nomination Agreement, dated December 16, 2020, between the Company and Eagle Equity Partners II LLC (“Eagle Equity”). Under the Director Nomination Agreement, until March 16, 2022, Eagle Equity has the right to appoint or nominate one director nominee for election to the Board at any stockholder meeting held for that purpose.

JERRY BRUCKHEIMER Director Age: 77 Board Committees: None	Mr. Bruckheimer has been an independent director of Skillz since February 2021. Mr. Bruckheimer has more than 40 years of experience as a film and television producer and a deep track record of success across the entertainment spectrum. One of the most successful film and television producers of all time, Mr. Bruckheimer’s productions include the “Pirates of the Caribbean,” “National Treasure,” “Bad Boys,” and “Beverly Hills Cop” franchises, “Black Hawk Down,” “Pearl Harbor,” “Remember the Titans,” “Armageddon,” “The Rock,” “Crimson Tide,” “Top Gun” and “Flashdance.” Mr. Bruckheimer also produced “CSI: Crime Scene Investigation”, “Without a Trace,” “Cold Case,” and “The Amazing Race.” Mr. Bruckheimer is also the producer of “Lucifer,” which was recently renewed by Netflix, and “High Town,” which was recently renewed by Starz. His films collectively have grossed more than $18 billion. Mr. Bruckheimer is the founder and chief executive officer of each of Jerry Bruckheimer, Inc., Jerry Bruckheimer Television, Inc. and Film Visions, Inc. He is also the co-founder of and an investor in the National Hockey League franchise Seattle Kraken. Since 2007, Mr. Bruckheimer served on the board of directors for privately-held ZeniMax, which was acquired by Microsoft in 2020 for $7.5 billion. Mr. Bruckheimer’s longstanding experience in the entertainment industry coupled with his experience as a director of a successful interactive gaming company make him a valued member of the Board.

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KENT WAKEFORD Director Age: 52 Board Committees: ● Audit Committee ● Compensation Committee (Chair) ● Nominating Committee	Mr. Wakeford has been an independent director of Skillz since December 2020 and has more than 20 years of experience in the technology, digital media, ad tech, gaming and e-sports industries. Mr. Wakeford is the co-founder of and, since June 2017, has served as Vice Chairman of Gen.G E-sports, which, according to Forbes, is the one of the most valuable e-sports team organizations in the world. Previously, Mr. Wakeford was Executive Vice President and later Chief Operating Officer of Kabam from 2011 to January 2017, where he helped grow Kabam to a globally diverse company with over 1,000 employees in seven countries. Kabam games were played by over 500 million people around the world and generated over a billion dollars in revenue. Mr. Wakeford helped lead the sale of Kabam to Netmarble Games for $800 million and then was employed by the remaining entity from January 2017 to June 2017. Prior to serving as Chief Operating Officer at Kabam, Mr. Wakeford was the co-founder and President of Integral Ad Science, the global market leader in digital ad verification which was acquired by Vista Equity Partners for $850 million. Mr. Wakeford is a co-inventor on over 70 patents in the game industry and a prolific industry spokesperson featured in Bloomberg, CNBC, The Wall Street Journal, Los Angeles Times, and ESPN. Mr. Wakeford currently holds board positions at FanAI, Inc. and Gen.G. Mr. Wakeford received an undergraduate degree from the University of California, Los Angeles and a J.D. from the University of Southern California. Mr. Wakeford’s experience in technology, digital media, ad tech, gaming and e-sports industries make him a valued member of the Board.

VANDANA MEHTA-KRANTZ Director Age: 52 Board Committees: ● Audit Committee (Chair) ● Compensation Committee	Ms. Mehta-Krantz has been an independent director of Skillz since December 2020 and has over 25 years of experience in finance leadership roles at multiple world-class organizations. Ms. Mehta-Krantz qualifies for the Chartered Accountancy designation in Canada in 1990 and the Chartered Financial Analyst designation in 1997. Most recently, from September 2017 to August 2020, Ms. Mehta-Krantz was the CFO of Disney Streaming Services during the preparation and successful launch of the highly anticipated Disney+ video streaming business. In that role, Ms. Mehta-Krantz was responsible for scaling the technology and business functions globally, implementing the systems and processes to handle the new business line, planning and forecasting subscriber counts and financial results by country, as well as developing and publishing the operating metrics to run the business. Ms. Mehta-Krantz was also the CFO and a board member for Bamtech Media, which launched ESPN+. Bamtech Media is an entity owned by Major League Baseball, National Hockey League, and The Walt Disney Company. In this role, she was responsible for establishing the accounting policies, the internal control environment and the audited financial statements, in addition to the financial operational duties for the sports video streaming business. Previously, she held three different divisional CFO roles at Thomson Reuters from 2007-2016 including the CFO of Reuters Media, the CFO of Institutional Equities and the CFO of Wealth Management division. Prior to 2007, Ms. Mehta-Krantz held positions at Pricewaterhousecoopers, Merrill Lynch, Morgan Stanley and Credit Suisse. Ms. Mehta-Krantz received a bachelor of mathematics from the University of Waterloo in Canada. Ms. Mehta-Krantz’s thorough knowledge of finance, accounting, control systems, and her experience in the entertainment industry, make her a valued member of the Board.

Executive Biographical Officer Information

The names and certain biographical information about our executive officers are set forth below (other than Messrs. Paradise and Chafkin, whose information is set forth above under “—Directors”). Ages are as of April 1, 2021.

MIRIAM AGUIRRE Chief Technology Officer Age: 43	Ms. Aguirre has served as the Chief Technology Officer at Skillz since April 2019. Prior to that, she served as our Senior Vice President of Engineering from May 2018 to April 2019, our Vice President of Engineering from August 2016 to May 2018, Director of Engineering, Server Team from 2015 to August 2016 and Lead Engineer from 2013 to 2015. Since joining the Company in 2013, Ms. Aguirre has helped grow Skillz into a leading mobile games platform for fair, fun, and meaningful competition, backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Ms. Aguirre is committed to fostering a strong and diverse engineering team, earning recognition from publications including VentureBeat and CIO Magazine for her passion and efforts to bring diversity to gaming and technology. Ms. Aguirre has also been welcomed as a speaker at industry conferences including Tech Inclusion, TwitchCon, Anita Borg’s Hopper x1 Seattle, and Lesbians Who Tech. A seasoned software engineer, she has also worked at companies including Financial Engines and Hewlett-Packard after earning her B.S. in Computer Science from Massachusetts Institute of Technology.

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SCOTT HENRY Chief Financial Officer Age: 56	Mr. Henry is the Chief Financial Officer of Skillz. Prior to joining Skillz in August 2020, Mr. Henry served as Chief Financial Officer of Magic Leap from December 2014 until December 2019. Magic Leap is a spatial computing company building the next computing platform based in Plantation, Florida. At Magic Leap, Mr. Henry was responsible for standing up the finance organization to support Magic Leap’s transformation from a research and development company to a fully independent manufacturer and computing platform and ecosystem operator, and for spearheading the company’s capital raising efforts. Prior to Magic Leap, Mr. Henry was Chief Financial Officer at Beats Music and Beats Electronics (aka Beats by Dr. Dre). Mr. Henry joined Beats in 2011 to help lead the company’s transition from a licensing company to a fully independent global manufacturer. In early 2014, he transitioned to Beats Music to help lead the company through the launch of the Beats branded music streaming service, the transformation from an application development company to an operational business, and the sale to Apple in July 2014. Mr. Henry has served as Chief Financial Officer at other companies, including Borders Group and Las Vegas Sands (NYSE:LVS). Mr. Henry started his career on Wall Street in 1987 and spent nearly 18 years as an investment banker with ABN Amro, ING Barings, Prudential Securities and Salomon Brothers. Mr. Henry currently sits on the Board of Directors of Talespin Reality Labs, an XR technology platform and learning solutions business based in Los Angeles, CA. Mr. Henry earned a B.S. in business administration from Syracuse University.

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CORPORATE GOVERNANCE

Structure of the Board

Our business and affairs are managed under the direction of our Board. Our directors have been elected to serve a term ending at the Annual Meeting. Pursuant to our Charter, the number of our directors will generally be determined from time to time by resolution of the Board and may not exceed seven members unless approved in accordance with the Charter. Our Board currently consists of seven persons.

Criteria for Selection of Directors

The Nominating Committee is responsible for identifying individuals that are qualified to become members of the Board and ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. Pursuant to our Corporate Governance Guidelines, the Nominating Committee may take into account many factors and seek individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board. Consideration will be given to individual qualifications, including, but not limited to: relevant career experience; strength of character; judgment; familiarity with the Company’s business and industry; independence of thought; ability to work collegially; diversity of background and perspective, for example, with respect to age, gender, race, ethnicity, place of residence, specialized experience and global perspective; and all other factors deemed appropriate. Such other factors may include, but are not limited to: existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations; corporate governance background; financial and accounting background; executive compensation background; relevant industry experience and technical skills; and the size, composition and combined expertise of the existing Board.

Board and Committee Self-Evaluations

Our Board conducts an annual self-evaluation of itself and its committees to assess its effectiveness and identify opportunities for improvement. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness.

Controlled Company Exemption

Our Chief Executive Officer and Chairman of the Board, Andrew Paradise, beneficially owns a majority of the voting power of all outstanding shares of our common stock. As a result, Skillz is a “controlled company” within the meaning of corporate governance standards of the New York Stock Exchange (“NYSE”). Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Skillz has elected to take advantage of the exemptions pertaining to the independence of the Nominating Committee. If Skillz ceases to be a “controlled company” and its shares continue to be listed on the NYSE, we will be required to comply with all applicable NYSE corporate governance standards and, depending on the board’s independence determination with respect to its then-current directors, Skillz may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Independence of Directors

NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Christopher S. Gaffney, Jerry Bruckheimer, Vandana Mehta-Krantz and Kent Wakeford, representing four of Skillz’s seven directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.

Board’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management

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has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance-related risks and monitors the effectiveness of our corporate governance guidelines.

Other Board Information

Leadership Structure of the Board

We believe that the structure of our Board and its committees provides strong overall management of our Company. In accordance with our Corporate Governance Guidelines, our Board does not currently have a policy as to whether the offices of the Chair of the Board and Chief Executive Officer should be separate. Our Board, in consultation with our Nominating Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership. Pursuant to our Corporate Governance Guidelines, from time to time, our Board may determine that it should have a Lead Independent Director who may perform such additional duties as our Board may otherwise determine and delegate. Our Nominating Committee will periodically consider our Board’s leadership structure and make recommendations to change the structure as it deems appropriate.

Currently, Mr. Paradise serves as our Chief Executive Officer and Chairman of the Board and we do not have a Lead Independent Director. As a founder of our Company, Mr. Paradise is best positioned to identify strategic priorities, lead critical discussion and execute our business plans. The Board believes that this overall structure meets the current corporate governance needs and oversight responsibilities of the Board. Moreover, the Board believes that the independent directors, who comprise a majority of the Board, provide effective oversight of management.

Board Meetings

In December 2020, we completed the transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of September 1, 2020, by and among FEAC, FEAC Merger Sub Inc. (“Merger Sub”), Old Skillz (which we define as Skillz Inc. prior to the Business Combination and Skillz Platform Inc. after the Business Combination), and solely in his capacity as the representative of the Old Skillz stockholders, Andrew Paradise as stockholder representative. The Business Combination included the merger of Merger Sub with and into Old Skillz, pursuant to which Old Skillz survived the merger as a wholly owned subsidiary of Skillz Inc. (“New Skillz”).

Our current Board was appointed and committees were established following the Business Combination in December 2020. Following the Business Combination, our Board and committees did not hold any meetings in 2020. Our directors are encouraged to attend all annual and special meetings of our stockholders.

Meetings of Non-Employee Directors

In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Kent Wakeford has presided over these executive sessions.

Committees of the Board

The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee. The Board may from time to time establish other committees.

Skillz’s Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit Committee, the Compensation Committee and the Nominating Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on our website at www.skillz.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

Audit Committee

Our Audit Committee consists of Vandana Mehta-Krantz (Chair), Christopher S. Gaffney and Kent Wakeford. Each member of the Audit Committee qualifies as an independent director under the NYSE corporate governance standards applicable to audit committee members and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Vandana Mehta-Krantz qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE. The purpose of the Audit Committee is to assist the Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) Skillz’s independent registered public accounting firm’s qualifications and independence, (4) the performance of Skillz’s internal audit function, (5) the performance of Skillz’s independent registered public accounting firm and (6) to prepare the audit committee report required by the SEC to be included in Skillz’s proxy statement.

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Compensation Committee

The Compensation Committee consists of Kent Wakeford (Chair), and Vandana Mehta-Krantz. Each member of the Compensation Committee is independent under NYSE corporate governance standards applicable to compensation committee members and are “non-employee directors” as defined pursuant to Rule 16b-3 of the Exchange Act. The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities relating to (1) setting Skillz’s compensation program and compensation of its executive officers and directors, (2) monitoring Skillz’s incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in Skillz’s proxy statement under the rules and regulations of the SEC.

The Compensation Committee also has the authority, in its sole discretion, to select and retain any compensation consultant to be used by the Company to assist with the execution of the Compensation Committee’s duties and responsibilities, or to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, as an independent compensation consultant in the last fiscal year to assist with advice on executive compensation, director compensation, and incentive plan design. Compensia did not provide any other material services (separate from consulting advice provided to the Compensation Committee) in 2020.

Nominating Committee

The Nominating Committee consists of Andrew Paradise (Chair), Casey Chafkin and Kent Wakeford. The purpose of the Nominating Committee is to assist the Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to Skillz and (5) overseeing the evaluation of the Board and management.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at www.skillz.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during fiscal year 2020, or at any other time, one of our officers or employees. We are parties to certain transactions with Paradise described in “Certain Relationships and Related Party Transactions”. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.

Communications to the Board

Stockholders and interested parties can contact the Board (including the Chairman of the Board and non-employee directors) through written communication sent to Skillz Inc., P.O. Box 445, San Francisco, California 94104, Attention: Charlotte Edelman, VP of Legal and Secretary. Our Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that she otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at www.skillz.com. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.

Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee. Any submissions to the Audit Committee should be marked confidential and addressed to the Chair of the Audit Committee, c/o Skillz Inc., P.O. Box 445, San Francisco, California 94104.

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Recommendation of Directors by Stockholders

In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 1.10 of the Bylaws for nominations by stockholders of persons to serve as directors. The Nominating Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.

Pursuant to Section 1.10 of the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, our Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days before the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to recommend for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Skillz Inc., P.O. Box 445, San Francisco, California 94104, Attention: Charlotte Edelman, VP of Legal and Secretary. See “Stockholder Proposals for 2022 Annual Meeting of Stockholders.”

A copy of our Bylaws, as amended, has been filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on December 21, 2020.

Director Compensation

The following table provides information concerning the compensation of each non-employee director who served on the Board in 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)	Option Awards	All Other Compensation ($)	Total $
Kent Wakeford	—	$614,981	—	—	$614,981
Drew Tarlow(2)	—	—	—	—	$—
Ryan Moore(2)	—	—	—	—	$—
Laurence Tosi(2)	—	—	—	—	$—
Vandana Mehta-Krantz(3)	—	$614,981	—	—	$614,981
Harry E. Sloan	—	$614,981	—	—	$614,981

(1)	The amounts reported in this column represent the aggregate grant date fair value of restricted stock unit (“RSU”) awards granted to the non-employee directors, computed in accordance with FASB ASC Topic 718. See Note 10 to Skillz’s audited consolidated financial statements included in this Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards. As described below under “Director Compensation Program,” each of Messrs. Wakeford and Sloan and Ms. Mehta-Krantz received an initial RSU grant (consisting of 24,321 RSUs) and an annual RSU grant (consisting of 10,463 RSUs) under the Omnibus Plan in connection with the closing of the Business Combination. As of December 31, 2020, each of Messrs. Wakeford and Sloan and Ms. Mehta-Krantz held an aggregate of 34,784 outstanding and unvested RSUs.
(2)	Messrs. Tarlow, Moore, and Tosi ceased serving on the Board as of the closing of the Business Combination.
(3)	Ms. Mehta-Krantz began serving on the Board effective as of the closing of the Business Combination.

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Director Compensation Program

Prior to the completion of the Business Combination, only one director, Kent Wakeford, had received compensation from Skillz for his service on the Board, in the form of a stock option granted in 2017, but did not receive any cash compensation.

In connection with the closing of the Business Combination, we adopted a new non-employee director compensation program, which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Skillz stock to further align their interests with those of our stockholders. The new program will provide the following compensation for non-employee directors going forward:

●	An annual cash retainer of $40,000;

●	An annual cash retainer of $20,000 for the chair of the Audit Committee, $15,000 for the chair of the Compensation Committee and $9,000 for the chair of the Nominating Committee;

●	An annual cash retainer of $10,000 for members of the audit committee, $7,500 for members of the Compensation Committee and $4,500 for members of the Nominating Committee;

●	An initial grant of restricted stock units under the Skillz Inc. 2020 Omnibus Incentive Plan (the “Omnibus Plan”) with a target grant value of $430,000 upon each director’s election to office, which vests ratably on an annual basis over four years;

●	An annual grant of restricted stock units under the Omnibus Plan with a target grant value of $185,000 for each director who has completed six months’ service, which vests after one year; and

●	An additional annual cash retainer of $25,000 for serving as our non-executive chair and $15,000 for serving as our lead director, in each case, if applicable.

Each of Messrs. Wakeford and Sloan, and Ms. Mehta-Krantz received initial and annual grants of RSUs under the Omnibus Plan in connection with the closing of the Business Combination. The annual grants awarded at the closing were in lieu of the annual grants that would otherwise have been made at the time of our 2021 annual meeting of stockholders. With respect to Ms. Mehta-Krantz, the Board determined to waive the six-month service requirement normally applicable to annual RSU grants.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock as of April 1, 2021 by:

a.	each of our directors and named executive officers;

b.	all directors and executive officers as a group; and

c.	each person who is known to us to own beneficially more than 5% of the Company’s common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of its common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The percentage ownership of common stock is based on 326,316,202 shares of Class A common stock and 69,587,138 shares of Class B common stock outstanding as of April 1, 2021.

Unless otherwise indicated or subject to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

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Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Skillz Inc., P.O. Box 445, San Francisco, California 94104.

Beneficial Owner	Number of shares of Class A Common Stock	% of Class A Common Stock	Number of shares Class B Common Stock	% of Class B Common Stock	% of Total Voting Power**
Andrew Paradise(1)	—	—%	75,625,756	98.7%	81.4%
Casey Chafkin	15,062,395	4.6%	—	—	*
Christopher S. Gaffney(2)	14,028,840	4.3%	—	—	*
Harry Sloan	—	—	—	—	—
Jerry Bruckheimer	—	—	—	—	—
Kent Wakeford	1,640,190	*	—	—	*
Vandana Mehta-Krantz	—	—	—	—	—
Scott Henry	—	—	—	—	—
All Directors and Executive Officers as a Group (Nine Individuals)	32,571,629	10.0%	75,625,756	98.7%	82.4%
Five Percent Holders:
Atlas Venture Fund, IX L.P.(3)	22,962,910	7.0%	—	—	1.3%
Bonderman Family Limited Partnership(4)	21,265,819	6.5%	—	—	1.2%
Morgan Stanley Investment Management Inc.(5)	20,522,078	6.3%	—	—	1.2%
Entities Affiliated with WestCap Management LLC(6)	18,044,712	5.5%	—	—	1.1%

*	Denotes less than 1%
**	Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to 20 votes per share, and each share of Class A common stock is entitled to one vote per share.
(1)	Includes options to acquire 7,024,488 shares of Class B common stock.
(2)	Includes 14,028,840 shares of Class A common stock owned by The UBMB LLC. Mr. Gaffney is the sole manager of this entity. The UBMB LLC is owned 1% by Mr. Gaffney, 1% by Mr. Gaffney’s spouse, and 98% by the CS Gaffney and KA Kames 2017 Irrevocable Trust, the beneficiaries of which are the children of Mr. Gaffney and his spouse.
(3)	Based on a Schedule 13D filed by Atlas Venture Fund IX, L.P. (“Atlas Fund IX”), Atlas Venture Associates IX, L.P. (“Atlas Associates IX”) and Atlas Venture Associates IX, LLC (“Atlas Associates IXLLC” and collectively, the “Atlas Reporting Persons”) on December 28, 2020, and after giving effect to the sale of 754,937 shares of Class A common stock in Skillz’s public offering completed on March 23, 2021. Atlas Associates IX is the sole general partner of Atlas Fund IX. Atlas Associates IX LLC is the sole general partner of Atlas Associates IX. Each of the Atlas Reporting Persons disclaims beneficial ownership of all shares except to the extent of its pecuniary interest, if any, therein. The business address of the Atlas Reporting Persons is 56 Wareham Street, Floor 3, Boston, MA 02118.
(4)	Based solely on a Schedule 13D filed by Wildcat Capital Management, LLC (“Wildcat”), Bonderman Family Limited Partnership (“BFLP”) and Leonard A. Potter (“Potter” and collectively, the “Wildcat Reporting Persons”) on March 23, 2021. Wildcat has voting and dispositive power over the shares held by BFLP pursuant to BFLP’s limited partnership agreement and an investment management agreement to which Wildcat and BFLP are parties. Potter is the sole member of, and is an officer of, Wildcat. Each of Wildcat and Potter may be deemed to be beneficially own the shares held by BFLP and expressly disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address for BFLP is 301 Commerce Street, Suite 3150, Fort Worth, Texas 76102.
(5)	Based solely on a Schedule 13G filed on January 8, 2021 by Morgan Stanley and Morgan Stanley Investment Management Inc., a registered investment adviser and wholly owned subsidiary of Morgan Stanley (MSIM), whose business addresses are 1585 Broadway, New York, NY 10036 and 522 Fifth Avenue, New York, NY 10036, respectively.
(6)	Based on a Schedule 13D filed by Laurence A. Tossi (“Tossi”), WestCap Management, LLC (“WC Management”), WestCap Strategic Operator Fund GP (“WC SOF GP”), WestCap Strategic Operator Fun, L.P. (“WC SOF LP”), WestCap Skillz 2020 Co-Invest, LLC (“WC Skillz 2020 Co-Invest”), WestCap Skillz, LLC (“WC Skillz”), WestCap Skillz 2020-A, LLC (“WC Skillz 2020-A), WestCap Skillz 2020-A1, LLC (“WC Skillz 2020-A1”) and WestCap Skillz 2020, LLC (“WC Skillz 2020” and collectively, the “WC Reporting Persons”) on December 28, 2020, and after giving effect to the sale of 4,103,790 shares of Class A common stock in Skillz’s public offering completed on March 23, 2021. Tossi is the sole owner of each of WC Management and WC SOF GP. WestCap Management is the managing member of each of WC Skillz 2020 Co-Invest, WC Skillz and WC Skillz 2020. WC SOF GP is the general partner of WC SOF LP. WC SOF LP is the sole member of each of WC Skillz 2020-A and WC Skillz 2020-A1. Each of the WC Reporting Persons expressly disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. The business address of each of the WC Reporting Persons is 590 Pacific Avenue, San Francisco, California 94133.

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Delinquent Section 16(a) Reports

Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors, executive officers and beneficial owners of more than ten percent of our equity securities complied with the reporting requirements of Section 16(a) of the Exchange Act during 2020, with the exception of a late Form 4 filing for Harry Sloan, Director, for the grant of restricted stock units on December 16, 2020, and reported in a Form 4 filed December 21, 2020, due to inadvertent administrative error.

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EXECUTIVE COMPENSATION

We are an emerging growth company, as defined in the Jumpstart Our Business Startups Act (“JOBS Act”). As an emerging growth company, we are exempt from certain requirements related to executive compensation, including, but not limited to, the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Introduction

For the year ended December 31, 2020, Skillz’s named executive officers (“Named Executive Officers” or “NEOs”) were:

●	Andrew Paradise, Chief Executive Officer;

●	Casey Chafkin, Chief Revenue Officer; and

●	Scott Henry, Chief Financial Officer.

The objective of Skillz’s compensation program is to provide a total compensation package to each NEO that will enable Skillz to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Summary Compensation Table

The following Summary Compensation Table shows information concerning the annual compensation for services provided to Skillz by our NEOs for the years ended December 31, 2020 and December 31, 2019. Certain other information is provided in the narrative sections following the Summary Compensation Table.

Name and Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total $
Andrew Paradise	2020	$400,000	$3,935,000	$98,986,052	$—	$—	$103,321,052
Chief Executive Officer	2019	$325,000	$—	$2,651,050	$200,000	$4,006	$3,180,056
Casey Chafkin	2020	$300,000	$487,500	$21,408,998	$—	$1,409	$22,197,907
Chief Revenue Officer	2019	$275,000	$—	$—	$100,000	$4,006	$379,006
Scott Henry(5)	2020	$219,847	$200,000	$23,450,208	$—	$—	$23,870,055
Chief Financial Officer

(1)	The amounts reported in this column for 2020 include the value of shares of stock that Messrs. Paradise and Chafkin received in lieu of a portion of their base salary in 2020, as follows: (i) Mr. Paradise, $20,000; and (ii) Mr. Chafkin, $15,000. These shares of stock vested in full in accordance with their terms in October 2020.

(2)	The amounts reported in this column for 2020 include the following amounts: (a) transaction bonuses paid to each NEO in connection with the Business Combination: Mr. Paradise — $3,335,000; Mr. Chafkin — $112,500; and Mr. Henry — $50,000; (b) discretionary payouts to the NEOs under our annual bonus plan for 2020: Mr. Paradise — $600,000 (300% of target) and Mr. Chafkin — $375,000 (250% of target); and (c) for Mr. Henry, a one-time signing bonus equal to $150,000. The NEOs received the following aggregate transaction bonus opportunities in connection with the Business Combination: (i) Mr. Paradise — $6,670,000 (50% of which was paid at the time of closing, and 50% of which will be paid on December 16, 2021, subject to Mr. Paradise’s continued employment through such date); (ii) Mr. Chafkin — $450,000 (25% of which was paid at the time of closing, 25% of which will be paid on December 16, 2021 and 50% of which will be paid on June 16, 2022, subject to Mr. Chafkin’s continued employment through each such date; and (iii) Mr. Henry — $200,000 (25% of which was paid at the time of closing, 25% of which will be paid on December 16, 2021, and 50% of which will be paid on June 16, 2022, subject to Mr. Henry’s employment through each such date).

(3)	The amounts reported in this column for 2020 represent the aggregate grant date fair value of option awards granted to the NEOs, computed in accordance with FASB ASC Topic 718. See Note 10 to Skillz’s consolidated financial statements included in this Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards.

(4)	The amounts reported in this column for 2020 represent 401(k) matching contributions.

(5)	Mr. Henry began his employment with Skillz on August 10, 2020 and as such, was not an NEO in 2019.

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Base Salaries

Base salaries established for Skillz’s NEOs are paid to attract and retain qualified talent and are set at a level that is commensurate with each executive’s duties and authorities, contributions, prior experience and sustained performance. Our NEOs are entitled to the following annual base salaries:

Name	2020 Base Salary ($) (Effective January 1, 2020)
Andrew Paradise	$400,000
Casey Chafkin	$300,000
Scott Henry(1)	$400,000

(1)	Mr. Henry’s 2020 base salary was effective as of his start date, which was August 10, 2020.

Annual Cash Bonuses

Annual cash bonuses are paid to incentivize the NEOs to achieve annual financial and operating performance metrics, at the discretion of the Board and for 2020, were based on the compensation committee’s assessment of each executive’s performance, including the successful completion of the Business Combination. For 2020, each of the NEOs had target bonuses equal to 50% of their respective base salaries ($200,000 for Mr. Paradise and Mr. Henry, and $150,000 for Mr. Chafkin).

Employee Benefits

The NEOs participate in employee benefit programs available to its employees generally, including a tax-qualified 401(k) plan. Under this plan, Skillz matches 50% of each dollar contributed by a participant, up to the first 2% of eligible compensation, subject to tax limits. Skillz did not maintain any executive-specific benefit or perquisite programs in 2020.

Employee Stock Purchase Plan

In connection with the Business Combination, we adopted the Skillz Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), a broad-based benefit plan in which our employees, including our NEOs, may purchase shares of Skillz’s Class A common stock at up to a 15% discount. A total of 7,851,394 shares of Class A common stock are reserved for issuance pursuant to future grants under the ESPP, including 4,933,855 shares of Class A common stock initially reserved for issuance and an additional 2,917,539 shares of Class A common stock that were added to the share reserve as of January 1, 2021.

Employment Agreements

All of our NEOs are employees-at-will and none of them have employment agreements with Skillz. Mr. Henry is party to an offer letter, dated August 6, 2020 (the “Offer Letter”), under which he serves as the Company’s Chief Financial Officer at-will for an annual base salary of $400,000 (as noted above) and is eligible to receive an annual cash bonus equal to $200,000, subject to the achievement of individual and Company performance goals and Mr. Henry’s continued employment. Pursuant to the Offer Letter, Mr. Henry received a one-time signing bonus equal to $150,000, the post-tax portion of which must be repaid in the event that Mr. Henry voluntarily terminates employment prior to being employed for 12 months. Under the Offer Letter, Mr. Henry was required to enter into the Company’s standard form of confidential information and invention assignment agreement, under which Mr. Henry is subject to confidentiality and assignment of inventions obligations, as well as an obligation not to solicit employees or consultants during his employment and for a period of 12 months following the termination thereof.

In connection with the Offer Letter, Mr. Henry received a nonqualified stock option to purchase 2,757,886 shares of Class A common stock (on an as-converted basis), which vests 25% on the first anniversary of the vesting commencement date and 6.25% in quarterly installments over the next three years. In the event of an “exit transaction” (as defined in the Offer Letter), Mr. Henry’s options will vest in full, subject to his continuous service through the consummation of the exit transaction or termination other than for cause in connection with the exit transaction.

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Potential Payments Upon Termination or Change in Control

In connection with the Business Combination, we adopted the Skillz Inc. Executive Severance and Change in Control Plan (the “Severance Plan”). The purpose of the Severance Plan is to: (i) provide financial support to a select group of senior-level executives of Skillz, including the NEOs, in the period following the termination of their employment, (ii) recognize the valuable contributions made by eligible employees to the Company, and (iii) help attract and retain highly qualified employees who are essential to the Company’s success. Under the Severance Plan, a covered executive who experiences a qualifying termination is eligible to receive severance benefits based on the executive’s years of service and position, consisting of (i) cash severance equal to an amount ranging from three to eighteen months’ base salary, and (ii) healthcare continuation payments for a period ranging from three to eighteen months. In addition, an executive who experiences a qualifying termination in connection with a change in control, as such term is defined in the Omnibus Plan (as defined below), is eligible to receive a portion of their target bonus.

Pursuant to the Severance Plan, in the event of a termination without cause or for good reason (each as defined in the Severance Plan), not in connection with a change in control, (i) Mr. Paradise would be eligible to receive severance benefits equal to 12 months of continued base salary and continued health and welfare coverage for 12 months, and (ii) Messrs. Chafkin and Henry would be eligible to receive severance benefits equal to nine months of continued base salary and continued health and welfare coverage for nine months. If the termination without cause or for good reason occurs within the three months prior to or 12 months following the consummation of a change in control (a “CIC Qualifying Termination”), the Severance Plan instead would provide (i) Mr. Paradise with 18 months of base salary, payable in a lump sum, 1.5 times his target bonus for the year of termination, and continued health and welfare coverage for 18 months, and (ii) Messrs. Chafkin and Henry with 12 months of base salary, payable in a lump sum, their target bonuses for the year of termination, and continued health and welfare coverage for 12 months. The receipt of all severance benefits is subject to the NEO’s execution and non-revocation of a general release of claims.

The Severance Plan also provides that, in the event of a CIC Qualifying Termination, any outstanding and unvested time-based equity awards held by the NEOs under the Omnibus Plan will automatically vest in full, and any outstanding performance-vesting equity awards held by the NEOs under the Omnibus Plan will be treated as set forth in the Omnibus Plan and applicable award agreements.

The equity awards held by our NEOs that were granted under the Omnibus Plan in substitution for the pre-closing awards they had received under the Skillz Inc. 2017 Equity Incentive Plan (the “2017 Plan”), will also vest in full in the event of a termination by Skillz without cause or a resignation for good reason. For purposes of these awards, “good reason” means, without the NEO’s consent, (i) the material reduction by Skillz of the executive’s duties, authority or responsibilities, taken as a whole, (ii) a material reduction in the executive’s target annual cash compensation (other than pursuant to a company-wide salary reduction applicable to similarly situated employees), or (iii) a required relocation that increases the executive’s one-way commuting distance by more than 40 miles.

Certain 2021 Pay Actions

The compensation committee approved the following compensation adjustments for the NEOs, effective January 1, 2021, in light of the Company’s transition from a private company to a public company: (i) for Mr. Paradise, an increase in base salary to $525,000 and a target bonus of 100% of base salary; (ii) for Mr. Chafkin, an increase in base salary to $425,000 and a target bonus of 100% of base salary; and (iii) for Mr. Henry, an increase in base salary to $425,000 and a target bonus of 75% of base salary. In addition, on March 4, 2021, the compensation committee approved a grant of 293,169 restricted stock units under the Omnibus Plan for Mr. Chafkin, vesting 25% on the first anniversary of the grant date, with the remainder vesting in substantially equal quarterly installments over the next three years, generally subject to Mr. Chafkin’s continued employment with the Company through each applicable vesting date.

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Outstanding Equity Awards at 2020 Fiscal Year-End

The following table shows information regarding equity awards held by the NEOs that were outstanding as of December 31, 2020.

Name(1)	Grant Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Andrew Paradise	7/26/2017	6,585,457	439,031	—	$0.051	1/31/2027	—	$—
	4/29/2019	—	—	—	—	—	1,495,086	$29,901,720
	4/15/2020	—	—	—	—	—	9,921,314	$198,426,280
	12/16/2020	—	—	9,960,000	$17.68	12/16/2030	—	$—

Casey Chafkin	7/26/2017	1,646,360	109,758	—	$0.051	1/31/2027	—	$—
	11/5/2018	577,621	449,263	—	$0.39	11/4/2028	—	$—
	4/15/2020	—	—	—	$1.15	4/15/2030	1,852,695	$37,053,900
	12/16/2020	—	—	2,040,000	$17.68	12/16/2030	—	$—

Scott Henry	8/12/2020	—	2,757,886	—	$1.33	8/11/2030	—	$—

(1)	All outstanding equity awards as of December 31, 2020, as reported in this table, are denominated in (i) for Mr. Paradise, shares of Class B common stock, and (ii) for Messrs. Chafkin and Henry, shares of Class A common stock. As of the closing of the Business Combination, all outstanding pre-closing equity awards under the 2017 Plan were replaced by economically equivalent substitute awards under our new Omnibus Plan, and the share numbers and exercise prices of such awards are shown in this table on an as-converted basis.

(2)	This column shows the original grant dates for the awards that were substituted under the Omnibus Plan.

(3)	The stock options shown in this column vest (or vested) 25% on the first anniversary of the grant date or vesting commencement date and 6.25% in quarterly installments over the next three years.

(4)	The stock options shown in this column were awarded to Messrs. Paradise and Chafkin in connection with the closing of the Business Combination, and they vest as described under the heading “Closing Option Grants,” below.

(5)	The shares of restricted stock shown in this column vest (or vested) as follows:

●	On April 30, 2019, Mr. Paradise early exercised an option to purchase 2,990,172 shares of Class B common stock granted to him on April 29, 2019. The shares received upon such early exercise remained restricted in accordance with the terms of the original option grant and vest (or vested) in monthly installments over four years following the grant date. Mr. Paradise waived the automatic acceleration of vesting that would have occurred in connection with the closing of the Business Combination with respect to such restricted shares and as such, the restricted shares remain subject to their original vesting schedule. The number of shares reported in the table above reflects the number of shares that were unvested as of December 31, 2020.

●	On May 14, 2020, Mr. Paradise early exercised an option to purchase 9,921,314 shares of Class B common stock granted to him on April 15, 2020. The shares received upon such early exercise remained restricted in accordance with the terms of the original option grant and vest 25% on the first anniversary of the grant date and 6.25% in quarterly installments over the next three years. Mr. Paradise waived the automatic acceleration of vesting that would have occurred in connection with the closing of the Business Combination with respect to such restricted shares and as such, the restricted shares remain subject to their original vesting schedule.

●	On May 14, 2020, Mr. Chafkin early exercised an option to purchase 1,852,695 shares of Class B common stock granted to him on April 15, 2020. The shares received upon such early exercise remained restricted in accordance with the terms of the original option grant and vest 25% on the first anniversary of the grant date and 6.25% in quarterly installments over the next three years. Mr. Chafkin waived the automatic acceleration of vesting that would have occurred in connection with the closing of the Business Combination with respect to such restricted shares and as such, the restricted shares remain subject to their original vesting schedule.

(6)	For purposes of this table, the market value of unvested shares of restricted stock is determined by multiplying the number of shares by $20.00, the closing price of a share of Class A common stock on December 31, 2020.

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2020 Pre-Business Combination Grants to NEOs

In 2020, prior to the closing of the Business Combination, the NEOs received stock option awards pursuant to the 2017 Plan, as summarized below:

●	Time-Vesting Options. Messrs. Paradise and Chafkin each received time-vesting options on April 15, 2020, which they early exercised on May 14, 2020. Upon such exercise, they each received restricted shares that remained subject to continued vesting. In connection with the closing of the Business Combination, these shares of restricted stock were substituted for shares of restricted stock under the Omnibus Plan, which will vest in accordance with the original vesting schedule applicable to the pre-substitution awards. Please see footnote 4 to the Outstanding Equity Awards Table for additional detail regarding these awards. In addition, Mr. Henry received time-vesting options on August 12, 2020, which vest 25% on the first anniversary of the grant date or vesting commencement date and 6.25% in quarterly installments over the next three years.

●	Milestone-Vesting Options. Mr. Chafkin received milestone-vesting options on April 15, 2020, which were subject to vesting based on the achievement of specified levels of “enterprise value” in connection with an “exit transaction” (each as defined in the applicable award agreements), ranging from $1.5 billion to $2.7 billion in enterprise value. Mr. Chafkin early exercised this milestone-vesting option on May 14, 2020 and received restricted shares that remained subject to vesting based on the applicable milestones. These performance goals were satisfied in full and the options or restricted shares, respectively, vested in full in connection with the closing of the Business Combination.

Closing Option Grants

In connection with the closing of the Business Combination (and as set forth in the “Outstanding Equity Awards Table” above), Messrs. Paradise and Chafkin each received, pursuant to the Omnibus Plan, nonqualified stock options to purchase, respectively, 9,960,000 shares of Class B common stock and 2,040,000 shares of Class A common stock. The options will vest in three equal increments as follows: (i) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the volume weighted average price on the NYSE of a share of Class A common stock over a ten (10) trading day period (“VWAP”) equals or exceeds 3.0x the VWAP of the shares as of the closing date of the Business Combination, (ii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 4.0x the VWAP of the shares as of the closing date of the Business Combination, and (iii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 5.0x the VWAP of the shares as of the closing date of the Business Combination. The exercise price per share subject to these options is $17.68, the closing price of a share of Class A common stock on the closing date of the Business Combination.

Skillz Inc. 2020 Omnibus Incentive Plan

We established the Omnibus Plan in connection with the closing of the Business Combination in 2020. The purpose of the Omnibus Plan is: (i) to encourage profitability and growth through short-term and long-term incentives that are consistent with Skillz’s objectives; (ii) to give its participants an incentive for excellence in individual performance; (iii) to promote teamwork among its participants; and (iv) to give us a significant advantage in attracting and retaining key employees, directors, and consultants. The Omnibus Plan provides for the grant of awards in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards.

Subject to adjustment, a total of 54,256,972 shares of Class A common stock (including 39,669,278 shares of Class A common stock initially reserved for issuance and an additional 14,587,694 shares of Class A common stock that were added to the share reserve as of January 1, 2021 pursuant to the evergreen provision described below) and 12,077,144 shares of Class B common stock (8,172,581 shares of Class B common stock initially reserved for issuance and an additional 3,904,533 shares of Class B common stock that were added to the share reserve as of January 1, 2021 pursuant to the evergreen provision described below) are reserved and available for issuance under the Omnibus Plan. The total number of shares of Class A common stock and Class B common stock that will be reserved and may be issued under the Omnibus Plan will automatically increase on the first trading day of each calendar year by a number of shares equal to 5% of the total outstanding shares of Class A common stock and Class B common stock, respectively, as of the last day of the prior calendar year (the “evergreen provision”). The plan administrator has the discretion to act prior to January 1 of a given year to provide that there will be no increase in the share reserve for that year or that the increase will be for a smaller number of shares.

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Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2020, concerning shares of our Class A common stock authorized for issuance under the Omnibus Plan and the ESPP.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	62,554,099	$4.04	35,500,603
Equity compensation plans not approved by stockholders	—	—	—
Total	62,554,099	$4.04	35,500,603

(1)	Reflects the weighted average exercise price of outstanding stock options. Outstanding restricted stock units are not included as such awards do not have an exercise price.
(2)	Includes 35,500,603 shares available for issuance under the Omnibus Plan and 7,851,394 shares available for issuance under the ESPP. Pursuant to the evergreen provision in the Omnibus Plan, as of January 1, 2021, 14,587,694 shares of Class A common stock were added to the Omnibus Plan share reserve.
(3)	Includes 35,732,754 outstanding stock options and 341,256 outstanding restricted stock units under the Omnibus Plan. 26,480,089 outstanding options are considered Substitue Awards issued under the Omnibus Plan in connection with the Business Combination.

The following table sets forth certain information, as of December 31, 2020, concerning shares of our Class B common stock authorized for issuance under the Omnibus Plan.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	16,984,488	$10.55	—
Equity compensation plans not approved by stockholders	—	—	—
Total	16,984,488	$10.55	—

(1)	Reflects the weighted average exercise price of outstanding stock options.
(2)	As of December 31, 2020, no shares of Class B common stock remained available for issuance under the Omnibus Plan. Pursuant to the evergreen provision in the Omnibus Plan, as of January 1, 2021, 3,904,533 shares of Class B common stock were added to the share reserve.
(3)	Includes 9,960,000 outstanding stock options under the Omnibus Plan and 7,024,488 outstanding stock options are Substitute Awards under the Omnibus Plan issued in connection with the Business Combination.

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AUDIT COMMITTEE REPORT

In connection with its function to oversee and monitor the Company’s financial reporting process, the Audit Committee has (1) reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2020; (2) discussed with Ernst & Young LLP (“EY”), the independent registered public accounting firm for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; (3) received the written disclosures and the letter from EY required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (4) has discussed with EY its independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Members of the Audit Committee

Vandana Mehta-Krantz (Chair)

Christopher S. Gaffney

Kent Wakeford

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FEES OF INDEPENDENT ACCOUNTANTS

The following table presents fees for professional services rendered by EY for the years ended December 31, 2020 and 2019 (in thousands):

	2020	2019
Audit Fees(1)	$2,675	$40
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total:	$2,675	$40

(1)	“Audit Fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements and services that are normally provided by EY in connection with regulatory filings. The aggregate fees billed by EY in 2020 include audit services related to the Business Combination.
(2)	“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)	“Tax Fees” consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	“All Other Fees” consist of fees billed for all other services. We did not pay EY for other services for the year ended December 31, 2020 and 2019.

Pre-Approval Policies and Procedures

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee annually pre-approves services to be provided by EY, and also considers and is required to pre-approve the engagement of EY for the provision of other services during the year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

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 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction approval policy pursuant to which the Audit Committee will review and approve or take such other action as it may deem appropriate with respect to the following transactions:

●	a transaction in which we are a participant and which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest; and

●	any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.

This policy also provides that the following transactions are deemed pre-approved:

●	decisions on compensation of our directors or executive officers, if required to be disclosed in the Company’s proxy statement;

●	certain ordinary course transactions where a related person has a limited interest;

●	transactions where a related person’s interest or benefit arises solely from such person’s ownership of our securities and holders of such securities receive the same benefit on a pro rata basis; and

●	transactions where the rates or charges involved in the transactions are determined by competitive bids.

Skillz

Historical Old Skillz redeemable convertible preferred stock, convertible preferred stock, common stock, and per share amounts in this section were not retroactively adjusted to reflect the effect of the Business Combination.

Series E Financing

From April 15, 2020 through September 15, 2020, Old Skillz issued and sold an aggregate of 2,382,660 shares of its Series E Preferred Stock at a purchase price of $32.208 per share for aggregate consideration of approximately $76.7 million.

The participants in this convertible preferred stock financing included certain holders of more than 5% of Old Skillz’s capital stock and certain directors or their respective affiliates. The following table sets forth the aggregate number of shares of Series E Preferred Stock issued to these related parties in this convertible preferred stock financing:

Stockholder	Shares of Series E Preferred Stock	Total Purchase Price
Andrew Paradise	6,497	$209,255.38
Bonderman Family Limited Partnership	62,097	$2,000,020.18
Accomplice Skillz 2020 Investors, LLC	93,145	$3,000,014.16
Liberty Global Ventures Group Ltd.	119,295	$3,842,253.36
Telstra Ventures Fund II, L.P.	130,137	$4,191,452.50
WestCap Skillz 2020, LLC	1,295,958	$41,740,215.26

Other Agreements and Promissory Notes

On April 29, 2019, Old Skillz entered into an Option Agreement with Andrew Paradise, Skillz’s Chief Executive Officer, pursuant to which Old Skillz granted Mr. Paradise options to purchase 12,007,118 shares of its Class A common stock. On April 30, 2019, Mr. Paradise exercised his option to purchase 12,007,118 shares of Class A common stock. In connection with this exercise, Mr. Paradise issued Old Skillz a Promissory Note, dated April 30, 2019, in the principal amount of $3,842,277.76.

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On April 15, 2020, Old Skillz entered into an Option Agreement with Mr. Paradise, pursuant to which Old Skillz granted Mr. Paradise an option to purchase 13,279,768 shares of its Class A common stock. On May 14, 2020, Old Skillz entered into an Option Exercise Agreement with Mr. Paradise, pursuant to which Mr. Paradise exercised his option to purchase 13,279,768 shares of Class A common stock. In connection with this exercise, Mr. Paradise issued Old Skillz a Promissory Note dated May 14, 2020, in the principal amount of $11,420,600.48.

On April 15, 2020, Old Skillz entered Option Agreements with Casey Chafkin, Skillz’s Chief Revenue Officer, pursuant to which Old Skillz granted Mr. Chafkin an option to purchase shares of 3,719,774 Class B common stock of Old Skillz. On May 14, 2020, Old Skillz entered into Option Exercise Agreements with Mr. Chafkin, pursuant to which he exercised his option to purchase 3,719,774 shares of Class B common stock under and pursuant to Old Skillz’s 2017 Equity Incentive Plan. In connection with this exercise, Mr. Chafkin issued Old Skillz a Promissory Note, dated May 14, 2020, in the principal amount of $3,199,005.64.

In connection with the closing of the Business Combination, Old Skillz entered into note cancellation agreements (the “Note Cancellation Agreements”) with each of Mr. Paradise and Mr. Chafkin. Pursuant to the Note Cancellation Agreements, each of the promissory notes issued by Mr. Paradise and Mr. Chafkin to Old Skillz were repaid and satisfied in full through the surrender of shares of capital stock of Old Skillz.

In connection with the closing of the Business Combination, certain FEAC stockholders and certain Old Skillz stockholders entered into an investors’ rights agreement (the “Investor Rights Agreement”) pursuant to which we are required to register for resale securities held by the stockholders party thereto. We have no obligation to facilitate more than one demand, made by Eagle Equity, or its affiliates, that we register such stockholders’ securities. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by us. We will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Investors’ Rights Agreement. The Investors’ Rights Agreement also restricts the ability of each stockholder who is a party thereto to transfer its shares of New Skillz common stock for a period of two years following the closing of the Business Combination, subject to certain permitted transfers. In general, 1,500,000 shares of New Skillz common stock held by each stockholder who is a party to the Investors’ Rights Agreement and its affiliates will be released from the transfer restrictions each quarter beginning on the date that is six months following the closing of the Business Combination.

FEAC

On January 15, 2020, Eagle Equity purchased an aggregate of 11,500,000 of FEAC’s founder shares in exchange for a capital contribution to FEAC of $25,000, or approximately $0.002 per share. On February 10, 2020, FEAC conducted a 1:1.25 stock split of its founder shares, such that Eagle Equity directly continued to own all 14,375,000 outstanding founder shares. On March 2, 2020, 20,000 founder shares were transferred to each of Scott M. Delman and Joshua A. Kazam, FEAC’s director nominees, resulting in Eagle Equity holding 14,335,000 founder shares. On March 6, 2020, FEAC conducted a 1:1.2 stock split of its founder shares, resulting in Eagle Equity holding an aggregate of 17,210,000 founder shares and there being an aggregate of 17,250,000 founder shares outstanding. In connection with the Business Combination, Eagle Equity agreed to forfeit 899,797 founder shares.

Simultaneously with the closing of FEAC’s initial public offering, Eagle Equity purchased an aggregate of 10,033,333 private placement warrants at $1.50 per private placement warrant ($15,050,000 in the aggregate). Each private placement warrant was exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share. The proceeds from the private placement warrants were added to the proceeds from the FEAC initial public offering held in the trust account. In connection with the Business Combination, Eagle Equity agreed to forfeit 5,016,666 private placement warrants.

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 RATIFICATION OF RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

Our Audit Committee has retained EY as our independent registered public accounting firm for the year ending December 31, 2021. A proposal will be presented at the Annual Meeting to ratify this retention. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage EY. Even if the retention of EY is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of EY will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021.

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QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING

Why did you send me this proxy statement?

We sent you this proxy statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on May 26, 2021, at 9:00 a.m. Pacific Time and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 1, 2021. On the record date, there were 326,316,202 shares of Class A common stock and 69,587,138 shares of Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B Common Stock is entitled to 20 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.” We do not have cumulative voting rights for the election of directors.

How many shares must be present to conduct the Annual Meeting?

We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when the holders of a majority in voting power of shares of common stock of the Company issued and outstanding and entitled to vote at the meeting is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.

What matters are to be voted on at the Annual Meeting?

The agenda for the Annual Meeting is to:

1.	elect seven director nominees;

2.	ratify the retention of EY as our independent registered public accounting firm for 2021; and

3.	conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.	FOR the election of each of our director nominees named in this proxy statement; and

2.	FOR the ratification of the retention of EY as our independent registered public accounting firm for 2021.

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How do I vote at the Annual Meeting?

Stockholders of record, who hold shares registered in their names, can vote by:

Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 11:59 p.m. on May 25, 2021.

Stockholders of record and beneficial stockholders may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.

Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement and FOR the ratification of the retention of our independent registered public accounting firm.

As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

During the Annual Meeting, a list of stockholders entitled to vote will be available for examination at www.virtualshareholdermeeting.com/SKLZ2021. The list will also be available for 10 days prior to the Annual Meeting at our principal executive office at the address listed above.

What does it mean if I receive more than one Notice?

You may receive more than one Notice, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).

May I change my vote?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet or mail or by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.

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What vote is required to elect directors and approve the other matters described in this proxy statement?

Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors. In an uncontested election, our Bylaws provide that any incumbent director that fails to receive a majority of votes cast shall immediately tender his or her resignation. Our Board, in a process managed by the Nominating Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.

For the ratification of the retention of EY as our independent registered public accounting firm (Proposal No. 2), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. Abstentions will not be voted but will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions will have the effect of a negative vote on Proposal No. 2. Absent specific instructions on Proposal No. 2, brokers are permitted to exercise voting discretion with respect to such proposal. For additional information about broker non-votes see “How do I vote if my bank or broker holds my shares in ‘street name’?”

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.

How do I vote if my bank or broker holds my shares in “street name”?

If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2 (ratification of auditors)), but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposal No. 1 (director elections)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 1, your shares will not be voted on such proposal. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposal. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for the Company’s solicitation of proxies?

The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

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What is “householding” and how does it work?

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Skillz Inc., P.O. Box 445, San Francisco, California 94104, Attention: Investor Relations.

How do I participate in the Annual Meeting?

We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/SKLZ2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online check-in will be available beginning at 8:30 a.m. Pacific Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.

As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/SKLZ2021. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Are there rules of conduct for the Annual Meeting?

Yes, the rules of conduct for the Annual Meeting will be available by visiting www.virtualshareholdermeeting.com/SKLZ2021. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting.

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STOCKHOLDER PROPOSALS FOR 2022
ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2022 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 15, 2021. Stockholders who intend to present proposals at the annual meeting of stockholders in 2022 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. Under these requirements, the deadline for proposals brought under our Bylaws is February 25, 2022. Stockholder proposals should be addressed to Skillz Inc., P.O. Box 445, San Francisco, California 94104, Attention: Charlotte Edelman, VP of Legal and Secretary.

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OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which we filed with the SEC, including Skillz’ consolidated financial statements. If the person requesting the report was not a stockholder of record on April 1, 2021, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Skillz Inc., P.O. Box 445, San Francisco, California 94104, Attention: Charlotte Edelman, VP of Legal and Secretary.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,

Charlotte Edelman
VP of Legal and Secretary

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APPENDIX A

SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN

Section 1.          General.

The purposes of the Skillz Inc. 2020 Omnibus Incentive Plan (the “Plan”) are to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), (vi) Other Share-Based Awards, (vii) Other Cash-Based Awards or (viii) any combination of the foregoing.

Section 2.          Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)       “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.

(b)       “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(c)       “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated and in effect from time to time.

(d)       “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(k) or the Stock Appreciation Right pursuant to Section 8(h).

(e)       “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share-Based Award or Other Cash-Based Award granted under the Plan.

(f)        “Award Agreement” means a written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(g)       “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(h)       “Board” means the Board of Directors of the Company.

(i)        “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.

(j)        “Cause” shall have the meaning assigned to such term in any Company, Subsidiary or Affiliate unexpired employment, severance, or similar agreement or Award Agreement with a Participant, or if no such agreement exists or if such agreement does not define “Cause” (or a word of like import), Cause means (i) the Participant’s breach of fiduciary duty or duty of loyalty to the Company, (ii) the Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) the Participant’s failure, refusal or neglect to perform and discharge his or her duties and responsibilities on behalf of the Company or a Subsidiary of the Company (other than by reason of Disability) or to comply with any lawful directive of the Board or its designee, (iv) the Participant’s breach of any written policy of the Company or a Subsidiary or Affiliate thereof (including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information), (v) the Participant’s breach of any agreement with the Company or a Subsidiary or Affiliate thereof (including, without limitation, any confidentiality, non-competition, non-solicitation or assignment of inventions agreement), (vi) the Participant’s commission of fraud, dishonesty, theft, embezzlement, self-dealing, misappropriation or other malfeasance against

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the business of the Company or a Subsidiary or Affiliate thereof, or (vii) the Participant’s commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his or her lawful duties or responsibilities, which have or may be expected to have an adverse effect on the Company, its Subsidiaries or Affiliates. A Participant’s employment shall be deemed to have terminated for “Cause” if, on the date his or her employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within three (3) months following such termination. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(k)       “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Shares or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Class A Common Stock (or, with respect to Awards denominated in shares of Class B Common Stock, the Class B Common Stock) such that an adjustment pursuant to Section 5 of the Plan is appropriate.

(l)        “Change in Control” means the occurrence of any of the following:

(i)      any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or

(ii)      the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)     the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iv)    the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Class A Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(m)      “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.

(n)       “Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company (and any stock or other securities into which such shares of Class A common stock may be converted or into which they may be exchanged).

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(o)       “Class B Common Stock” means the Class B common stock, $0.0001 par value per share, of the Company (and any stock or other securities into which such shares of Class B common stock may be converted or into which they may be exchanged).

(p)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(q)       “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(r)        “Common Stock” means, individually or collectively (as the context requires), the Class A Common Stock and the Class B Common Stock. The Award Agreement with respect to an Award shall designate whether such Award relates to the Class A Common Stock or the Class B Common Stock.

(s)       “Company” means Skillz Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(t)        “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or Non-Employee Director.

(u)       “Director” means any individual who is a member of the Board on or after the Effective Date.

(v)        “Disability” means, with respect to any Participant who is an Employee, a permanent and total disability as defined in Code Section 22(e)(3).

(w)      “Effective Date” shall have the meaning set forth in Section 22 of the Plan.

(x)       “Eligible Recipient” means, with respect to an Award denominated in Class A Common Stock issued under the Plan: (i) an Employee; (ii) a Non-Employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a Non-Employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator. With respect to an Award denominated in Class B Common Stock issued under the Plan, “Eligible Recipient” means any Employee, Non-Employee Director or Consultant who is a Qualified Stockholder, as defined in and determined under the Company’s Articles of Incorporation, and who has been selected as an eligible recipient under the Plan by the Administrator.

(y)        “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.

(z)        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(aa)     “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.

(bb)     “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, as determined by the Administrator in accordance with Code Section 409A, as applicable.

(cc)     “Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a Share as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Administrator in good faith and in a manner not inconsistent with the regulations under Code Section 409A.

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(dd)     “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(ee)     “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

(ff)       “Non-Employee Director” means a Director who is not an Employee.

(gg)     “Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(hh)     “Outstanding Class A Shares” means the then-outstanding shares of Class A Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.

(ii)       “Outstanding Class B Shares” means the then-outstanding shares of Class B Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.

(jj)       “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.

(kk)     “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(ll)     “Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(mm)  “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive an Award under the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.

(nn)     “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.

(oo)    “Performance Goals” means performance goals based on performance criteria selected by the Administrator, which may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value or other measure of value of the Shares; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii) employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Administrator in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Administrator may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Administrator may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Administrator may determine that the Performance Goals or performance period are no longer appropriate and may (x) adjust, change or eliminate the Performance Goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Participant in an amount determined by the Administrator.

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(pp)     “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, however, a Person shall not include (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(qq)     “Plan” means this Skillz Inc. 2020 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

(rr)       “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(ss)     “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.

(tt)       “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.

(uu)     “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(vv)      “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.

(ww)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(xx)      “Share” means a share of Common Stock.

(yy)     “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(zz)     “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).

(aaa)   “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

Section 3.          Administration.

(a)           The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b)           Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(i)       to select those Eligible Recipients who shall be Participants;

(ii)      to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(iii)     to determine the number of Shares to be made subject to each Award (and whether such Award will be denominated in shares of Class A Common Stock or Class B Common Stock);

(iv)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions

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applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Award Agreements evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

(vi)     to determine Fair Market Value;

(vii)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(viii)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(ix)     to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted under the Plan; and

(x)     to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c)       All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.         Shares Reserved for Issuance Under the Plan and Limitations on Awards.

(a)       Subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 39,669,278 shares of Class A Common Stock; provided, that the total number of shares of Class A Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Class A Common Shares equal to five percent (5%) of the total number of Outstanding Class A Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Class A Common Shares than provided herein.

(b)       In addition, subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 8,172,581 shares of Class B Common Stock; provided, that the total number of shares of Class B Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Class B Common Shares equal to five percent (5%) of the total number of Outstanding Class B Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Class B Common Shares than provided herein.

(c)       Notwithstanding anything herein to the contrary, the maximum number of Shares subject to Awards granted during any fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year with respect to such Director’s service as a Non-Employee Director, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).

(d)       Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any shares of Class A Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards, and any shares of Class B Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a

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distribution of Shares to a Participant will thereafter be deemed to be available for Awards with respect to shares of Class A Common Stock. In applying the immediately preceding sentence, if (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any Share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares (x) tendered to exercise outstanding Options or other Awards, (y) withheld to cover applicable taxes on any Awards or (z) repurchased on the open market using Exercise Price proceeds shall not be available for issuance under the Plan. For the avoidance of doubt, (A) Shares underlying Awards that are subject to the achievement of performance goals shall be counted against the Share reserve based on the target value of such Awards unless and until such time as such Awards become vested and settled in Shares, and (B) Awards that, pursuant to their terms, may be settled only in cash shall not count against the Share reserve set forth in Section 4(a).

(e)       Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

(f)        In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

Section 5.         Equitable Adjustments.

In the event of any Change in Capitalization, including, without limitation, a Change in Control, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (a) the aggregate number of Shares reserved for issuance under the Plan, (b) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (c) the kind, number and purchase price of Shares subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder (i) in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any, and (ii) with respect to any Awards for which the Exercise Price or purchase price per share of Common Stock is greater than or equal to the then current Fair Market Value per share of Common Stock, for no consideration. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.         Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7.         Options.

(a)       General. The Administrator may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Administrator may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Administrator may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and

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provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(b)       Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 39,669,278 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(b).

(c)       Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) shall have an Exercise Price per Share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.

(d)       Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including, without limitation, Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Code Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

(e)       Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(f)        Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law, or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.

(g)       Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 of the Plan.

(h)       Termination of Employment or Service. Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate, the following terms and conditions shall apply:

(i)       In the event of the termination of a Participant’s employment or service by the Company without Cause or due to a resignation by the Participant for any reason, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after

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such termination (with such period being extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii)      In the event of the termination of a Participant’s employment or service as a result of the Participant’s Disability or death, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(iii)     In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(iv)     For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.

(v)     Notwithstanding anything herein to the contrary, an Incentive Stock Option may not be exercised more than three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability. In the event that an Option is exercisable following the date that is three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability, such Option shall be deemed to be a Nonqualified Stock Option.

(i)        Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j)        Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.

(k)       Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i) or (ii), and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).

Section 8.         Stock Appreciation Rights.

(a)       General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter, but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of a Share on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)       Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

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(c)       Exercisability.

(i)       Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)      Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d)       Payment Upon Exercise.

(i)      Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(ii)      A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii)     Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(e)       Termination of Employment or Service.

(i)      Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)      Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f)       Term.

(i)       The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii)      The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(g)       Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.

(h)       Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).

Section 9.          Restricted Shares.

(a)       General. Each Award of Restricted Shares granted under the Plan shall be evidenced by an Award Agreement. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be

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awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The terms and conditions applicable to the Restricted Shares need not be the same with respect to each Participant.

(b)       Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in herein, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

(c)       Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(i)       The Restricted Shares shall be subject to the restrictions on transferability set forth in the Award Agreement and in the Plan.

(ii)      The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(iii)     Subject to this Section 9(c)(ii), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator in accordance with Section 18 of the Plan. Certificates for unrestricted Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.

(iv)     The rights of Participants granted Restricted Shares upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)       Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.

Section 10.       Restricted Stock Units.

(a)       General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.

(b)       Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

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(c)       Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:

(i)       The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii)      Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents, subject to Section 18 of the Plan. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.

(iii)     The rights of Participants granted Restricted Stock Units upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)       Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.

(e)       Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

Section 11.       Other Share-Based or Cash-Based Awards.

(a)       The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

(b)       The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c)       Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.

Section 12.       Change in Control.

The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per Share paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.

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Section 13.       Amendment and Termination.

(a)       The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely alter or impair the rights of a Participant under any Award theretofore granted without such Participant’s prior written consent.

(b)      Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

(c)       Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).

(d)       Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

Section 14.       Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 15.       Deferrals of Payment.

To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award, shall be deferred. The Administrator may also, in its sole discretion, establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of any such consideration, including any applicable election procedures, the timing of such elections, the mechanisms for payments of amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program. Deferrals by Participants (or deferred settlement or payment required by the Administrator) shall be made in accordance with Code Section 409A, if applicable, and any other applicable law.

Section 16.       Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Administrator, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

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Section 17.       Certain Forfeitures.

The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to the applicable vesting conditions of an Award. Such events may include, without limitation, breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in an Award Agreement or that are otherwise applicable to the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries and/or its Affiliates.

Section 18.       Dividends; Dividend Equivalents.

Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 19.       Non-United States Employees.

Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 20.       Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will or by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.

Section 21.       Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 22.       Effective Date.

The Plan will be effective as of the date of consummation of the transactions contemplated by that certain agreement and plan of merger, dated as of September 1, 2020, by and among Flying Eagle Acquisition Corp., a Delaware corporation, FEAC Merger Sub Inc., a Delaware corporation, Skillz Inc., a Delaware corporation, and Andrew Paradise, solely in his capacity as the stockholder representative, subject to approval by the Company’s stockholders (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date.

Section 23.       Code Section 409A.

The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months

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following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.

Section 24.       Compliance with Laws.

(a)       The obligation of the Company to settle Awards in Shares or other consideration shall be subject to (i) all applicable laws, rules, and regulations, (ii) such approvals as may be required by governmental agencies or the applicable national securities exchange on which the Shares may be admitted, and (iii) policies maintained by the Company from time to time in order to comply with applicable laws, rules, regulations and corporate governance requirements, including, without limitation, with respect to insider trading restrictions. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Administrator shall have the authority to provide that all Shares or other securities of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and the Administrator may cause a legend or legends to be put on certificates representing Shares or other securities of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(b)       The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets, illegal, impracticable or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Code Section 409A, (i) pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of issuance of Shares (in the case of any other Award), and such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (ii) in the case of Restricted Shares, Restricted Stock Units or Other Share-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Stock Units or Other Share-Based Awards, or the underlying Shares in respect thereof.

Section 25.       Erroneously Awarded Compensation.

The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.

Section 26.       Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 27.       Plan Document Controls.

The Plan and each Award Agreement together constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

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SKILLZ INC.
P.O. BOX 445
SAN FRANOSCO, CA 94104

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on May 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SKLZ2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on May 25, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by phone or Internet, please do not mail back this Proxy Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D49946-P53898 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SKILLZ INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Andrew Paradise	☐	☐	☐
1b. Casey Chafkin	☐	☐	☐
1c. Christopher S. Gaffney	☐	☐	☐
1d. Harry E. Sloan	☐	☐	☐
1e. Jerry Bruckheimer	☐	☐	☐
1f. Kent Wakeford	☐	☐	☐
1g. Vandana Mehta-Krantz	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting and Annual Report are available at www.proxyvote.com.

D49947-P53898

SKILLZ INC.
Annual Meeting of Stockholders
May 26, 2021 at 9:00 AM Pacific Time (12:00 PM Eastern Time)
This proxy is solicited on behalf of the Board of Directors of Skillz Inc.

The stockholder(s) hereby appoint(s) Andrew Paradise and Charlotte Edelman, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SKILLZ INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) on May 26, 2021, via the Internet through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side